Rule 497(e)
                                                  811-9114

                THE NEEDHAM FUNDS, INC.
                    445 PARK AVENUE
               NEW YORK, NEW YORK 10022


PROSPECTUS SUPPLEMENT DATED JANUARY 15, 1998


     Effective as of January 1, 1998, Peter J.R. Trapp, an
Executive Vice President of Needham Investment Management L.L.C., the Fund's Adviser, has assumed primary responsibility for management of the Fund's portfolio. Applicable references in the Fund's Prospectus dated July 29, 1997 under the heading "Portfolio Manager" are revised accordingly.

     Mr. Trapp is a graduate of Columbia Business School and has 24 years of experience in the investment business. Prior to joining Needham & Company in 1994, he was a senior vice president of equity sales at Gerard Klauer Mattison & Co., Inc. He started his investment banking career at the First Boston Corporation in 1973 and moved to Goldman Sachs & Co. in 1978.